UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2006

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 23, 2006, Avnet, Inc. (the "Company") issued a press release announcing the appointment of Rick Hamada as the Company’s Chief Operating Officer ("COO") effective July 2, 2006. Mr. Hamada joined the Company in 1983 as a technical specialist and has been in various management roles, most recently as President of Avnet Technology Solutions. Mr. Hamada has been a member of the Avnet Executive Board since its inception in 2002 and a corporate officer since 1999. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Information regarding Mr. Hamada’s employment agreement with the Company is set forth in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K filed on September 13, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated May 23, 2006: Avnet Appoints Rick Hamada Chief Operating Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

May 24, 2006	By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 23, 2006: Avnet Appoints Rick Hamada Chief Operating Officer